REORGANIZATION AGREEMENT

         Agreement entered into on this 24th day of September, 2003, by and between Treasury International, Inc., a Delaware corporation (hereinafter
"Treasury")  and  Retailport.com,  Inc.,  a  Delaware  corporation  (hereinafter
"Retailport.com,  Inc.") and Spot Us,  Inc. a Florida  corporation  (hereinafter
"Spot Us") and Spot Us Technologies,  Inc., a Florida  corporation  (hereinafter
"Spot Us Technologies"). Treasury, Retailport.com, Inc., Spot Us and Spot Us Technologies are referred to collectively herein as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, Spot Us Technologies is a wholly owned subsidiary of Spot Us; and

         WHEREAS, Retailport.com, Inc. is a wholly owned subsidiary of Treasury; and

         WHEREAS,   Retailport.com,   Inc.   wishes  to  purchase  and  Spot  Us
Technologies wishes to sell all of the assets comprising the business of Spot Us Technologies; and

         WHEREAS, in exchange for the sale of the assets of Spot Us Technologies, Treasury has agreed to issue voting shares, to be registered within ninety (90) days of closing, of Treasury to Spot Us or its shareholders or assigns; and

         WHEREAS, the transfer of Spot Us Technologies's assets to Retailport.com, Inc. in exchange for registered voting shares of Treasury is intended to be classified as a tax-free Reorganization under the Internal Revenue Code.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Basic Transaction.

         (a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, Retailport.com, Inc. agrees to purchase from Spot Us Technologies, and Spot Us Technologies agrees to sell, transfer, convey, and deliver to Retailport.com, Inc., all of the Acquired Assets at the Closing for the consideration specified below in this ss.1. Said Acquired Assets are more fully described in the attached Exhibit "A".

         (b) Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, Retailport.com, Inc. agrees to assume and become responsible for all of the Assumed Liabilities at the Closing. Retailport.com, Inc. will not assume or have any responsibility, however, with respect to any other obligation or liability of the Spot Us Technologies not included within the definition of Assumed Liabilities. Said Assumed Liabilities are more fully described on the attached Exhibit "B".

         (c) Purchase Price. In exchange for the sale of assets from Spot Us Technologies to Retailport.com, Inc., Treasury agrees to issue One Million Dollars ($1,000,000.00) of Treasury's voting shares, based on a price of $1.27 per share, representing 787,402 shares, to Spot Us or its Investors or assigns (as directed by Spot Us at Closing) (the "Shares").

         (d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Macfarlane Ferguson & McMullen in Tampa, Florida commencing at 10:00 a.m. local time on or before September 26, 2003 or such other date as the Parties may mutually determine (the "Closing Date"); provided, however that the Closing Date shall be no later than September 30, 2003.

         (e) Deliveries at the Closing. At the Closing, (i) Spot Us Technologies will deliver to Retailport.com, Inc. the various certificates, instruments, and documents referred to in ss.6(a) below; (ii) Retailport.com, Inc. will deliver to Spot Us Technologies the various certificates, instruments, and documents referred to in ss.6(b) below; (iii) Treasury will deliver to Spot Us and/or Spot Us shareholders the various certificates, instruments, and documents referred to in ss.6(b) below; (iv) Spot Us will deliver to Treasury the various certificates, instruments, and documents referred to in ss.6(a) below; (v) Spot Us Technologies will execute, acknowledge (if appropriate), and deliver to Retailport.com, Inc. (A) a general assignment in the form attached hereto as Exhibit "C"; (B) such other instruments of sale, transfer, conveyance, and assignment as Retailport.com, Inc. and its counsel reasonably may request; (iv) Retailport.com, Inc. will execute, acknowledge (if appropriate), and deliver to the Spot Us Technologies (A) an assumption in the form attached hereto as Exhibit "D" and (B) such other instruments of assumption as Spot Us Technologies and its counsel reasonably may request; and (v) Treasury will deliver to Spot Us the Shares specified in ss.1(c) above.

         (f) Allocation. The Parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit "E".

         (g) Registration of Shares. Within Ninety (90) days from the Closing of the transaction contemplated by this Agreement, Treasury shall, at Treasury's sole expense, file a registration statement with the Securities and Exchange Commission ("SEC") registering, on behalf of Spot Us and/or its assigns all of the Shares. Although the Shares will not yet be registered at Closing, the voting privileges of any Shares issued to Spot Us Investors pursuant to this transaction will not be impaired or affected as a result of this temporary delay in registration.

         (h) Lockup Agreement. After Treasury has filed the registration statement with the Securities and Exchange Commission, Spot Us, or its Investors or assigns, shall enter into a "lock-up" agreement or agreements whereby it or they agree not to sell more than 5% of its or their holdings during any thirty
(30) day period for a period of one year, commencing one year from the date of this Agreement or the date that the registration statement is declared effective, whichever is earlier.

         (i) Tax-free Reorganization. All Parties to this Agreement understand and acknowledge that the transfer of assets from Spot Us Technologies to Retailport.com, Inc. and the issuance of $1,000,000 in registered voting stock to Spot Us by Treasury is to be structured to qualify as a tax-free reorganization under the Internal Revenue Code, and all Parties also understand and acknowledge that no tax deduction or set-off relating to the transactions contemplated herein will be proper because of the non-taxable nature of the reorganization set forth in this Agreement. It is agreed by all parties hereto that Spot Us and Spot Us Technologies reserve the right to restructure the transaction to ensure that it qualifies as a tax-free reorganization under the Internal Revenue Code. The parties agree that the structure of the transaction contemplated under this Agreement may be changed by Spot Us Technologies to accomplish its planning goals so long as there is no material adverse financial effect on Treasury or Retailport.com, Inc.

         2. Representations and Warranties of Spot Us . Spot Us represents and warrants to Treasury and Retailport.com, Inc. that the statements contained in this ss.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.2), except as set forth in the disclosure schedule attached hereto and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this ss.2.

         (a) Organization of Spot Us Spot Us is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         (b) Authorization of Transaction. Spot Us has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of Spot Us and Spot Us Investors have duly authorized the execution, delivery, and performance of this Agreement by Spot Us. This Agreement constitutes the valid and legally binding obligation of Spot Us, enforceable in accordance with its terms and conditions.

         (c) Noncontravention. To the Knowledge of Spot Us, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in ss.1 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Spot Us is subject or any provision of the charter or bylaws of any of Spot Us or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Spot Us and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of Spot Us or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the Knowledge of Spot Us, none of Spot Us or its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in ss.2 above), except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of Spot Us or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

         (d) Brokers'  Fees.  Spot Us has no liability or  obligation to pay any fees or  commissions  to any  broker,  finder,  or  agent  with  respect  to the transactions contemplated by this Agreement for which Treasury or Retailport.com, Inc. could become liable or obligated. None of the Subsidiaries of Spot Us has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

         (e) Investment. Spot Us (i) understands that the Shares have not yet been registered under the Securities Act, but also understands that said Shares will be registered by Treasury, pursuant to the affirmative covenant contained in ss.1(h), within 90 days of the Closing, (ii) is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof (except to Spot Us Investors), (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Treasury and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Shares, and (vi) is an Accredited Investor.

         (f) Disclaimer of other Representations and Warranties. Except as expressly set forth in this Section 2, Spot Us makes no representation or warranty, express or implied, at law or in equity, in respect of any of its assets (including, without limitation, the Acquired Assets), liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed. Treasury and Retailport.com, Inc. hereby acknowledge and agree that, except to the extent specifically set forth in this Section 2, Retailport.com, Inc. is purchasing the Acquired Assets on an "as-is, where-is" basis. Without limiting the generality of the foregoing, Spot Us makes no representation or warranty regarding any assets other than the Acquired Assets or any liabilities other than the Assumed Liabilities, and none shall be implied at law or in equity.

         3. Representations and Warranties of Spot Us Technologies. Spot Us Technologies represents and warrants to Treasury and Retailport.com, Inc. that the statements contained in this ss.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this ss.3.

         (a) Organization of Spot Us Technologies. Spot Us Technologies is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         (b) Authorization of Transaction. Spot Us Technologies has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of Spot Us Technologies and Spot Us Technologies Investors have duly authorized the execution, delivery, and performance of this Agreement by Spot Us Technologies . This Agreement constitutes the valid and legally binding obligation of Spot Us Technologies, enforceable in accordance with its terms and conditions.

         (c) Noncontravention. To the Knowledge of any of the Investors of Spot Us Technologies, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in ss.1 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Spot Us Technologies is subject or any provision of the charter or bylaws of Spot Us Technologies or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Spot Us Technologies is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of Spot Us Technologies or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the Knowledge of any of Investors of Spot Us Technologies, Spot Us Technologies needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in ss.3 above), except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of Spot Us Technologies or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

         (d) Brokers' Fees. Spot Us Technologies has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Treasury or Retailport.com, Inc. could become liable or obligated.

         (e) Title to Tangible Assets. Spot Us Technologies has good title to, or a valid leasehold interest in, the material tangible assets they use regularly in the conduct of their businesses.

         (f) Subsidiaries. Spot Us Technologies has no subsidiaries.

         (g) Financial Statements. Attached hereto as Exhibit "F" are the following consolidated financial statements for SpotUs.com, Inc., now known as Spot Us, Inc., Southern Pawn, Inc., and Trumpbid.com, Inc., now known as Spot Us Technologies, Inc. (collectively the "Financial Statements"): (i) audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended 2000 and 2001; and
(ii) unaudited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the fiscal year ended 2002, and the three months ended March 31, 2003 (the "Most Recent Fiscal Month End") for Spot Us Technologies. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Spot Us Technologies and its Subsidiaries as of such dates and the results of operations of Spot Us Technologies for such periods; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

         (h) Events Subsequent to Most Recent Fiscal Month End. Since the Most Recent Fiscal Month End, there has not been any material adverse change in the financial condition of Spot Us Technologies. Without limiting the generality of the foregoing, since that date none of the Spot Us Technologies has engaged in any practice, taken any action, or entered into any transaction outside the Ordinary Course of Business the primary purpose or effect of which has been to generate or preserve Cash.

         (i) Legal Compliance. To the Knowledge of any of Spot Us Technologies Investors, Spot Us Technologies has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of Spot Us Technologies.

         (j) Tax Matters.

               (i) Spot Us Technologies has filed all Income Tax Returns that it was required to file, and has paid all Income Taxes shown thereon as owing, except where the failure to file Income Tax Returns or to pay Income Taxes would not have a material adverse effect on the financial condition of Spot Us Technologies.

               (ii) ss.3(j) of the Disclosure Schedule lists all Income Tax Returns filed with respect to Spot Us Technologies for taxable periods ended on or after December 31, 2000, indicates those Income Tax Returns that have been audited, and indicates those Income Tax Returns that currently are the subject of audit. Spot Us Technologies has delivered to Treasury and Retailport.com, Inc. correct and complete copies of all federal Income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Spot Us Technologies since December 31, 2000.

               (iii) Spot Us Technologies has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

               (iv) Spot Us Technologies is not a party to any Income Tax allocation or sharing agreement.

               (v) To the Knowledge of any of Spot Us Technologies Investors, Spot Us Technologies has not been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than a group the common parent of which was Spot Us).

         (k)   Real Property.

               (i) ss.3(k)(i) of the Disclosure Schedule lists all real property that Spot Us Technologies owns. With respect to each such parcel of owned real property, and except for matters which would not have a material adverse effect on the financial condition of Spot Us
         Technologies:

                      (A) the identified  owner has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent, recorded easements, covenants, and other restrictions, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions existing generally with respect to properties of a similar character;

                      (B) there are no leases, subleases, licenses, concessions, or other agreements granting to any party or parties the right of use or occupancy of any portion of the parcel of real property; and

                      (C) there are no  outstanding  options  or rights of first refusal to purchase the parcel of real property, or any portion thereof or interest therein.

               (ii) ss.3(k)(ii) of the Disclosure Schedule lists all real property leased or subleased to Spot Us Technologies. Spot Us Technologies has delivered to Treasury and Retailport.com, Inc. correct and complete copies of the leases and subleases listed in ss.3(k)(ii) of the Disclosure Schedule (as amended to date). To the Knowledge of any of the Spot Us Technologies Investors, each lease and sublease listed in ss.3(k)(ii) of the Disclosure Schedule is legal, valid, binding, enforceable, and in full force and effect, except where the illegality, invalidity, nonbinding nature, unenforceability, or ineffectiveness would not have a material adverse effect on the financial condition of Spot Us Technologies.

         (l) Intellectual Property. ss.3(l) of the Disclosure Schedule identifies each patent or registration which has been issued to Spot Us Technologies with respect to any of its intellectual property, identifies each pending patent application or application for registration which Spot Us
Technologies has made with respect to any of its intellectual property, and identifies each license, agreement, or other permission which Spot Us Technologies has granted to any third party with respect to any of its intellectual property.

         (m) Contracts. ss.3(m) of the Disclosure Schedule lists all written contracts and other written agreements to which Spot Us Technologies is a party. Spot Us Technologies has delivered to the Treasury and Retailport.com, Inc. a correct and complete copy of each contract or other agreement listed in ss.3(m) of the Disclosure Schedule (as amended to date).

         (n) Powers of Attorney. To the Knowledge of any of the Spot Us Technologies Investors, there are no outstanding powers of attorney executed on behalf of Spot Us Technologies.

         (o) Litigation. ss.3(o) of the Disclosure Schedule sets forth each instance in which Spot Us Technologies, (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of Spot Us Technologies.

         (p) Employee Benefits.

               (i) ss.3(p) of the Disclosure Schedule lists each Employee Benefit Plan that Spot Us Technologies maintains or to which any of Spot Us Technologies contributes.

                      (A) To the  Knowledge  of any of the Spot Us  Technologies
               Investors, each such Employee Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Benefit Plan and complies in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to comply would not have a material
               adverse   effect   on  the   financial   condition   of  Spot  Us
               Technologies.

                      (B) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been made to each such Employee Benefit Plan which is an Employee Pension Benefit Plan. All premiums or other payments which are due have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                      (C) Each such  Employee  Benefit Plan which is intended to meet the requirements of a "qualified plan" under Code ss.401(a) has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code ss.401(a).

                      (D) As of the last day of the most recent prior plan year, the market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan) equaled or exceeded the present value of liabilities thereunder (determined in accordance with then current funding assumptions).

                      (E) Spot Us Technologies has delivered to the Treasury and
               Retailport.com, Inc. correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent annual report (IRS Form 5500), and all related trust agreements, insurance contracts, and other funding arrangements which implement each such Employee Benefit Plan.

               (ii) With respect to each Employee Benefit Plan that Spot Us Technologies or any ERISA Affiliate maintains or has maintained during the prior six years or to which any of them contributes, or has been required to contribute during the prior six years:

                      (A) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending, except where the action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of Spot Us Technologies.

                      (B) Spot Us Technologies has not incurred any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

         (q) Environmental, Health, and Safety Matters.

               (i) To the Knowledge of any of the Spot Us Technologies Investors, Spot Us Technologies is in compliance with Environmental, Health, and Safety Requirements, except for such noncompliance as would not have a material adverse effect on the financial condition of Spot Us Technologies.

               (ii)  To  the  Knowledge  of  any of  the  Spot  Us  Technologies
         Investors, Spot Us Technologies has not received any written notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to Spot Us Technologies or its facilities arising under Environmental, Health, and Safety Requirements, the subject of which would have a material adverse effect on the financial condition of Spot Us Technologies.

               (iii) This Section 3(q) contains the sole and exclusive representations and warranties of Spot Us Technologies with respect to any environmental, health, or safety matters, including without limitation any arising under any Environmental, Health, and Safety Requirements.

         (r) Certain Business Relationships with Spot Us Technologies. None of Spot Us Technologies Investors and their Affiliates has been involved in any material business arrangement or relationship with Spot Us Technologies within the past 12 months, and none of Spot Us Technologies Investors and their Affiliates owns any material asset, tangible or intangible, which is used in the business of Spot Us Technologies.

         (s) Investment. Spot Us Technologies (i) understands that the Shares have not yet been registered under the Securities Act, but also understands that said Shares will be registered by Treasury, pursuant to the affirmative covenant contained in ss.1(h), within 90 days of the Closing, (ii) is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof (except to the Spot Us Technologies Stockholders),
(iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning the Treasury and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, and (v) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

         (t) Disclaimer of other Representations and Warranties. Except as expressly set forth in this Section 3, the Spot Us Technologies makes no representation or warranty, express or implied, at law or in equity, in respect of any of its assets (including, without limitation, the Acquired Assets), liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed. Treasury and Retailport.com, Inc. hereby acknowledge and agree that, except to the extent specifically set forth in this Section 3, Retailport.com, Inc. is purchasing the Acquired Assets on an "as-is, where-is" basis. Without limiting the generality of the foregoing, Spot Us Technologies makes no representation or warranty regarding any assets other than the Acquired Assets or any liabilities other than the Assumed Liabilities, and none shall be implied at law or in equity.

         4. Representations and Warranties of Treasury. Treasury represents and warrants to the Spot Us and Spot Us Technologies (and to Spot Us Investors for purposes of the Agreement with Spot Us Investors) that the statements contained in this ss.4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this ss.4.

         (a) Organization of Treasury. Treasury is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         (b) Capitalization. The entire authorized capital stock of Treasury consists of 100,000,000 Shares, of which 6,154,258 Shares are issued and outstanding and no Shares are held in Treasury. All of the issued and outstanding Treasury Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Treasury to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Treasury.

         (c) Authorization of Transaction. Treasury has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Treasury, enforceable in accordance with its terms and conditions.

         (d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in ss.1 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Treasury is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Treasury is a party or by which it is bound or to which any of its assets is subject. Treasury does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in ss.1 above).

         (e) Filings with the SEC. Treasury has made all filings with the SEC that it has been required to make within the past three years under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Treasury has delivered to Spot Us and Spot Us Technologies a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

         (f) Financial Statements. Treasury has filed its Quarterly Report on Form 10-QSB for the fiscal quarter ended July 31, 2003 (the "Most Recent Fiscal Quarter End"), and an Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of Treasury and its Subsidiaries as of the indicated dates and the results of operations of Treasury and its Subsidiaries for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

         (g) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Treasury and its Subsidiaries taken as a whole.

         (h) Brokers' Fees. Treasury has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Spot Us or Spot Us Technologies could become liable or obligated.

         (i) Disclosure. The information supplied by Treasury will comply with the Securities Exchange Act in all material respects, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Treasury makes no representation or warranty with respect to any information that Spot Us will supply specifically for use in the Treasury documents. None of the information that Treasury will supply specifically for use in the Registration Statement, the Prospectus, or the Definitive Spot Us Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

         5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

         (a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in ss.5 below).

         (b) Notices and Consents. Each of the Parties will (and the Spot Us will cause each of its Subsidiaries to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in ss.2(c) and ss.3(c) above.

         (c) Operation of Business. Spot Us Technologies will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, Spot Us Technologies will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business the primary purpose or effect of which will be to generate or preserve Cash; suffer or permit any material adverse change to occur subsequent to the date of this letter and prior to the closing date of the Acquisition with respect to Spot Us Technologies businesses or assets; or make any material change with respect to their businesses accounting or bookkeeping methods, principles or practices, except as required by GAAP.

         (d) Full Access. Spot Us Technologies will permit representatives of Treasury to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Spot Us Technologies and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of Spot Us Technologies. Treasury will treat and hold as such any Confidential Information it receives from any of the Spot Us Investors, Spot Us, and its Subsidiaries in the course of the reviews contemplated by this ss.4(d), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Spot Us Technologies all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

         (e) Notice of Developments.

               (i) Spot Us Technologies may elect at any time to notify Treasury of any development causing a breach of any of its representations and warranties in ss.3(g)-(p) above. Unless Treasury has the right to terminate this Agreement pursuant to ss.6(a)(ii) below by reason of the development and exercises that right within the period of 10 business days referred to in ss.6(a)(ii) below, the written notice pursuant to this ss.5(e)(i) will be deemed to have amended the Disclosure Schedule, to have qualified the representations and warranties contained in ss.2 and ss.3 above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

               (ii) Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in ss.2(a)-(f), ss.3(a)-(f), or ss.4 above. No disclosure by any Party pursuant to this ss.5(e)(ii), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation or breach of warranty.

         (f) Exclusivity. Spot Us will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of Spot Us and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that Spot Us Technologies and its directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

         (g) Public Announcements. No party to this Agreement shall make, or cause to be made, any public announcements in respect of this Agreement or the transactions contemplated herein or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such announcement, except that any party may make any disclosure that it determines in good faith is required by applicable law or regulations or the requirements of any recognized securities exchange or market.

         6. Conditions to Obligation to Close.

         (a) Conditions to Obligation of the Treasury. The obligation of Treasury to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

               (i) the representations and warranties set forth in ss.2 and ss.3 above shall be true and correct in all material respects at and as of the Closing Date;

               (ii) Spot Us Technologies shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (iii) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

               (iv) Spot Us Technologies shall have delivered to Treasury a certificate to the effect that each of the conditions specified above in ss.6(a)(i)-(iii) is satisfied in all respects; and

               (v) all actions to be taken by Spot Us Technologies in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Treasury.

Treasury may waive any condition specified in this ss.6(a) if it executes a writing so stating at or prior to the Closing.

         (b) Conditions to Obligation of Spot Us. The obligation of Spot Us to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

               (i) the representations and warranties set forth in ss.4 above shall be true and correct in all material respects at and as of the Closing Date;

               (ii) Treasury and Retailport.com, Inc. shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (iii) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

               (iv) Treasury  shall have  delivered to Spot Us a certificate  to
         the   effect   that  each  of  the   conditions   specified   above  in
         ss.6(b)(i)-(iii) is satisfied in all respects; and

               (v) all  actions  to be  taken by  Treasury  in  connection  with
         consummation   of  the   transactions   contemplated   hereby  and  all
         certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Spot Us.

Spot Us may waive any condition specified in this ss.6(b) if it executes a writing so stating at or prior to the Closing.

         7. Termination.

         (a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

               (i)  Treasury  and  Spot  Us  Technologies   may  terminate  this
         Agreement by mutual written consent at any time prior to the Closing;

               (ii) Treasury may terminate this Agreement by giving written notice to Spot Us Technologies at any time prior to the Closing in the event (A) Spot Us Technologies has within the then previous 10 business days given Treasury any notice pursuant to ss.5(e)(i) above and (B) the development that is the subject of the notice has had a material adverse effect upon the financial condition of Spot Us Technologies.

               (iii) Treasury may terminate this Agreement by giving written notice to Spot Us Technologies at any time prior to the Closing (A) in the event the Spot Us Technologies has breached any material representation, warranty, or covenant contained in this Agreement (other than the representations and warranties in ss.3(g)-(p) above) in any material respect, Treasury has notified Spot Us Technologies of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before September 30, 2003, by reason of the failure of any condition precedent under ss.5(a) hereof (unless the failure results primarily from Treasury itself breaching any representation, warranty, or covenant contained in this Agreement); and

               (iv) Spot Us Technologies may terminate this Agreement by giving written notice to Treasury at any time prior to the Closing (A) in the event Treasury has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Spot Us has notified Treasury of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before September 30, 2003, by reason of the failure of any condition precedent under ss.6(b) hereof (unless the failure results primarily from Spot Us Technologies itself breaching any representation, warranty, or covenant contained in this Agreement) or (C) based upon the due diligence performed by Spot Us Technologies regarding Treasury and the shares Spot Us would receive under this Agreement.

               (v) Either party may terminate this Agreement, if for whatever reason the transaction has not closed prior to September 30, 2003.

         (b) Effect of Termination. If any Party terminates this Agreement pursuant to ss.7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in ss.5(d) above shall survive termination.

         8. Definitions.

         "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

         "Acquired Assets" means all of the right, title, and interest that Spot Us Technologies possesses and has the right to transfer in and to all of its assets, including all of its (a) real property, leaseholds and subleaseholds therein, improvements, fixtures, and fittings thereon, and easements, rights-of-way, and other appurtenants thereto (such as appurtenant rights in and to public streets), (b) tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, and dies), (c) intellectual property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions,
(d)  leases,  subleases,  and  rights  thereunder,  (e)  agreements,  contracts, indentures, mortgages, instruments, Security Interests, guaranties, other similar arrangements, and rights thereunder, (f) accounts, notes, and other receivables, (g) securities (such as the capital stock in its Subsidiaries), (h) claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of taxes), (i) franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies, (j) books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials, (k) Cash up to an amount equal to the Spot Us Technologies's good faith estimate of the aggregate liability of Spot Us Technologies and its Subsidiaries for unpaid taxes as of the Closing (computed in accordance with the past custom and practice of Spot Us Technologies and its Subsidiaries in filing their tax returns), and (l) rights in and with respect to the assets associated with its Employee Benefit Plans; provided, however, that the Acquired Assets shall not include (i) the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of Spot Us Technologies as a corporation, (ii) any Cash in excess of the amount referred to in clause (k) of this definition, or (iii) any of the rights of Spot Us Technologies under this Agreement (or under any side agreement between Spot Us on the one hand and Treasury on the other hand entered into on or after the date of this Agreement).

         "Affiliate"  has the meaning set forth in Rule 12b-2 of the regulations
          ---------
promulgated under the Securities Exchange Act.

         "Affiliated  Group"  means any  affiliated  group within the meaning of
          -----------------
Code ss.1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

         "Cash" means cash and cash equivalents (including marketable securities
          ----
and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

         "Closing" has the meaning set forth in ss.1(e).
          -------

         "Closing Date" has the meaning set forth in ss.1(e).
          ------------

         "COBRA"  means the  requirements  of Part 6 of Subtitle B of Title I of
          -----
ERISA and Code ss.4980B and of any similar state law.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Confidential   Information"  means  any  information   concerning  the
          --------------------------
businesses and affairs of Spot Us and its Subsidiaries that is not already generally available to the public.

         "Deferred Intercompany Transaction" has the meaning set forth  in  Reg.
          ---------------------------------
ss.1.1502-13.

         "Disclosure Schedule" has the meaning set forth in ss.3.
          -------------------

         "Employee Benefit Plan" means any "employee benefit plan" (as such term
          ---------------------
is defined in ERISA ss.3(3)) and any other material] employee benefit plan, program or arrangement of any kind.

         "Employee  Pension  Benefit  Plan" has the  meaning  set forth in ERISA
          --------------------------------
ss.3(2).

         "Employee  Welfare  Benefit  Plan" has the  meaning  set forth in ERISA
          --------------------------------
ss.3(1).

         "Environmental,   Health,  and  Safety  Requirements"  shall  mean  all
          ---------------------------------------------------
federal, state, local and foreign statutes, regulations, and ordinances concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, as such requirements are enacted and in effect on or prior to the Closing Date.

         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as
          -----
amended.

         "ERISA Affiliate" means each entity which is treated as a single employer with the Target for purposes of Code ss.414.

         "Excess Loss Account" has the meaning set forth in Reg.ss.1.1502-19.
          -------------------

         "Financial Statement" has the meaning set forth in ss.3(g).
          -------------------

         "GAAP" means United States generally accepted accounting  principles as
          ----
in effect from time to time.

         "Income Tax" means any federal,  state,  local,  or foreign income tax,
          ----------
including any interest, penalty, or addition thereto, whether disputed or not.

         "Income Tax Return" means any return,  declaration,  report,  claim for
          -----------------
refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

         "Investors",  for the purpose of this Agreement, means the shareholders
          ---------
of Spot Us, Inc. or Spot Us Technologies, Inc., as the case may be.

         "Knowledge" means actual knowledge without independent investigation.
          ---------

         "Most  Recent  Financial  Statements"  has the  meaning  set  forth  in
          -----------------------------------
ss.3(g).

         "Most Recent Fiscal Month End" has the meaning set forth in ss.3(g).
          ----------------------------

         "Multiemployer Plan" has the meaning set forth in ERISA ss.3(37).
          ------------------

         "Ordinary  Course of Business"  means the  ordinary  course of business
          ----------------------------
consistent with past custom and practice (including with respect to quantity and frequency).

         "Party" has the meaning set forth in the preface above.

         "PBGC" means the Pension Benefit Guaranty Corporation.
          ----

         "Person"  means  an  individual,  a  partnership,  a  corporation,   an
          ------
association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Purchase Price" has the meaning set forth in ss.1(c).
          --------------

         "Reportable Event" has the meaning set forth in ERISA ss.4043.
          ----------------

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as
          -----------------------
amended.

         "Security  Interest"  means any mortgage,  pledge,  lien,  encumbrance,
          ------------------
charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

         "Shares" has the meaning set forth in ss.1(c).
          ------

         "Subsidiary"  means any  corporation  with respect to which a specified
          ----------
Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.


         9. Miscellaneous.

         (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder as and to the extent provided in the Agreement with Spot Us Technologies Stockholders.

         (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

         (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party provided, however, that the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Spot Us:

               Spot Us, Inc.
               950 Missouri Ave.
               Largo, FL 35770
               Attn: J. Bartholomew, President
               Fax: (727) 585-8904

         Copy to:

               James W. Goodwin, II, Esq.
               Macfarlane, Ferguson & McMullen, P.A.
               400 N. Tampa Street, Suite 2300
               Tampa, FL 33602
               Attn: Jim Goodwin
               Fax: (813) 273-4256

         If to Treasury:

               Treasury International, Inc.
               422 Montana Street
               Libby, MT 59923
               Attn: Dale Doner, President
               Fax: (310) 432-6222

         Copy to:

               William Barnett, Esq.
               Law Offices of William B. Barnett
               15233 Ventura Boulevard, Suite 410
               Sherman Oaks, California 91403
               Fax: (818) 789-2680

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. Each Party specifically agrees that proper venue and jurisdiction for any action hereunder shall lie in Hillsborough County, Florida.

         (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Treasury and Spot Us. Spot Us may consent to any such amendment at any time prior to the Closing with the prior authorization of its board of directors; provided, however, that any amendment effected after the Spot Us Investors have approved this Agreement will be subject to the restrictions contained in the Florida Business Corporation Act. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (l) Expenses. Each of Treasury, Retailport.com, Inc., Spot Us, Spot Us Technologies, and Spot Us' Subsidiaries will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Spot Us will also bear all of the Spot Us Investors' costs and expenses (including all of their legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby (other than any Income Tax on any income or gain the Spot Us Investors may realize if Spot Us makes any dividend or distribution to them).

         (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         (o) Tax Matters. Any agreement between Spot Us and any of its Subsidiaries regarding allocation or payment of taxes or amounts in lieu of taxes shall be deemed terminated at and as of the Closing. Treasury and Spot Us will (A) cooperate in the preparation and filing of an election under Code ss.338(h)(10) with respect to the sale of the stock of the Subsidiaries hereunder and (B) take all such action as is required in order to give effect to the election for state, local, and foreign tax purposes to the greatest extent permitted by law.

         (p) Bulk Transfer Laws. Treasury acknowledges that Spot Us will not comply with the provisions of any bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement.

                                      *****


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                            TREASURY INTERNATIONAL, INC.


                                    By:     __________________________
                                    Title:  __________________________




                                            RETAILPORT.COM, INC., INC.


                                    By:     __________________________
                                    Title:  __________________________



                                            SPOT US, INC.


                                    By:     __________________________
                                    Title:  __________________________




                                            SPOT US TECHNOLOGIES, INC.


                                    By:     __________________________
                                    Title:  __________________________

                                  Exhibit "A".


                                 Acquired Assets

------------------------------------------------------------------------------------------------------------------------------------
Asset Category    Model.          Name                         Desc                         S/N             Ven       Cost  Purchase
                                                                                                                              Date
3   Hardware                           PC     PII 400 mouse/key/zip/cd/nic/modem       n8282961901                   $0.00
18  Hardware                     Racer PC                  Cel 400 mouse/key/nic        9398116403      Tech Data $567.29 10/19/1999
51  Hardware                      Printer           HP LaserJet 2100TN 10PPM Eth        USCB033186      Tech Data  $917.53 10/1/1999
65  Hardware                      Acer PC  Acer power P3/500mhz/64mb/13gb/40x/NI 1234.00293444155A      Tech Data  $978.00 10/1/1999
68  Hardware                      Monitor       17" Multisync A700 Color Monitor         9604513ya      Tech Data  $281.32 10/1/1999
70  Hardware                      Monitor       17" Multisync A700 Color Monitor         9632257ad      Tech Data  $281.32 10/1/1999
86  Hardware                  Dell Server              Dell Power Edge 2300 PIII             57z2u       National$5,780.00 9/16/1999
                                                                   450/monitor/m                         Computer
102 Software                     Programs                      Flash V4.0 W9x/NT 200024606721072414     Tech Data  $262.64 8/19/1999
110 Software                     Norton's      AntiVirus Enterprise Solution 7.0                          Verteks  $75.00 12/21/1999
                                                                           Media
111 Software                     Norton's      AntiVirus Enterprise Solution 7.0                          Verteks $750.00 12/21/1999
                                                                  Lisc. 24 users
112 Software                        Visio  Enterprise Edition (IT Documentation)                            Micro $959.00 12/15/1999
                                                                                                        Warehouse
113 Software                Visual Studio                     Enterprise Edition                         Verteks$1,580.11 12/30/1999
114 Software                           F9             Financial Report Generator                                    $0.00
116 Software                     NT Lisc.  Windows NT 4.0 Server 25 user license                         Verteks  $535.00 12/21/1999
117 Software                   Veritas MU    Veritas Backup Executive multi-user  0665700000046012       Verteks  $397.09 12/30/1999
                                                                         upgrade
118 Software                Veritas Exch.      Veritas Backup Executive Exchange  0672230005073809       Verteks  $463.88 12/30/1999
                                                                          module
119 Software                  Veritas SQL    Veritas Backup Executive SQL module  0172130003039824       Verteks  $530.67 12/30/1999
120 Software                Veritas Ofile     Veritas Backup Executive open file  0272540004028122       Verteks  $463.88 12/30/1999
                                                                          module
121   Office              Fire proof Safe                 Sentry fire proof safe          AA559272   Office Depot   $59.99 1/12/2000
125 Hardware                 Server (PDC)             600mhz x 2/SCSI Raid 5 x 3                         Verteks$4,990.00 12/21/1999
                                                                   HD/DAT/CD/NIC
126 Hardware              Server (Backup)       600mhz/SCSI Raid 5 x 3 HD/CD/NIC                         Verteks$2,260.00 12/21/1999
127 Hardware                    DAT Tapes                      DAT 4mm tapes x 5                         Verteks   $30.00 12/21/1999
128 Hardware                  DAT Cleaner                  DAT cleaning 4mm tape                         Verteks   $30.00 12/21/1999
132 Hardware                       Belkin             Video/Mouse/Key switch box           4411640       Verteks  $270.00 12/21/1999
144 Hardware               Compaq Monitor     Monitor Compaq S910 19" .22 Hor NS      949GD43AD992 Warehouse .com  $497.95 1/13/2000
                                                                  1600x1200@75hz
151 Hardware                          RAM                128MB 16x64 pc100 SDRAM                         National  $283.20 11/8/1999
                                                                                                         Computer
164 Software                  PC Anywhere Symantec PC Anywhere 9.0 F/32-BIT (CD)       07-83-00284          Micro   $99.95 2/22/2000
                                                                                                        Warehouse
165 Software                 Norton Ghost     Norton Ghost 2000 Personal Edition       07-83-00318          Micro   $69.95 2/22/2000
                                                                                                        Warehouse
168 Hardware 3C8864-US        3Com Router   3Com OfficeConnect Netbuilder IP/IPX        4WXE100151        Buy.com$1,178.95 2/28/2000
                                                                          Router
177 Software            Adobe Acrobat 4.0 Adobe Acrobat 4.0 4.0 WIN95/NT Full CD KWW400R7303365-151         Micro  $229.95 2/25/2000
                                                                                                        Warehouse
178 Hardware              Raid Controller    Adaptec AAA-131U2 Ultra2 SCSI Array       BA0B9490B3B        Verteks    $0.00  3/1/2000
                                                                      Controller
181 Software            Backup Exec. V8.0       Veritas Backup Exec. V8.0 Server 05-4627-0002-021961        Micro  $479.99 3/15/2000
                           Server Edition                                Edition                        Warehouse
182 Software            Backup Exec. V8.0    Veritas Backup Exec. V8.0 Open File 08-7255-0008-048162        Micro  $479.99 3/15/2000
                         Open File Option                                 Option                        Warehouse
183 Software            Backup Exec. V8.0    Veritas Backup Exec. V8.0 SQL Agent 03-7212-0003-059411        Micro  $419.99 3/15/2000
                                SQL Agent                                                               Warehouse
184 Software                 SQL Internet     SQL server 7.0 Internet Connection                            Micro$2,599.95 3/15/2000
                                Connector                 License per processor.                        Warehouse
185 Software                 SQL Internet     SQL server 7.0 Internet Connection                            Micro$2,599.95 3/15/2000
                                Connector                 License per processor.                        Warehouse
188 Hardware                  Patch Panel        Belkin 48 Port Patch Panel Cat5        2286822724        Buy.com  $127.95 3/15/2000
                                                        568A/568B W/ Cable Rings
204 Hardware 100745-003   Proliant Server   Compaq Proliant 5500R Bare Rackmount      D010CQX3K005       Verteks$14,200.06  4/5/2000
                                                                  Server Chassis
206 Hardware 157866-001    Remote Insight  Compaq  Remote Insight Manager Lights    P25660EBFJ565F        Verteks  $558.80  4/5/2000
                                    Board                      out Edition Board
207 Hardware 242520-B21    DLT Tape Drive      Compaq 35/70 GB DLT Internet Tape        CXA07S1242        Verteks$5,086.59  4/5/2000
                                                                           Drive
208 Hardware 388099-B21   Redundant Power          Compaq Proliant Hot Pluggable                          Verteks  $615.47  4/5/2000
                                   Supply          Redundant Power Supply.0 Watt
209 Hardware 317600-B21     10/100 TX NIC  Compaq Nettelligent NC31210 10/100-TX                          Verteks   $84.32  4/5/2000
                                                                        PCI NIC.
211 Hardware 386121-B21      Xeon Fan Kit           Compaq Redunant Xeon Fan Kit                          Verteks  $195.87  4/5/2000
212 Hardware 328581-B21        Server RAM   Compaq 256 MB RAM Upgrade Kit 4x64MB                          Verteks  $930.44  4/5/2000
                                                                       DIMMs EDO
213 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0ZC        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
215 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0YL        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
218 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0YH        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
220 Hardware 100745-003   Proliant Server   Compaq Proliant 5500R Bare Rackmount      D009CQX3K024       Verteks$14,200.06  4/5/2000
                                                                  Server Chassis
224 Hardware 388099-B21   Redundant Power          Compaq Proliant Hot Pluggable                          Verteks  $615.47  4/5/2000
                                   Supply          Redundant Power Supply.0 Watt
225 Hardware 317600-B21     10/100 TX NIC  Compaq Nettelligent NC31210 10/100-TX                          Verteks   $84.32  4/5/2000
                                                                        PCI NIC.
226 Hardware 386121-B21      Xeon Fan Kit           Compaq Redunant Xeon Fan Kit                          Verteks  $195.87  4/5/2000
227 Hardware 328581-B21        Server RAM   Compaq 256 MB RAM Upgrade Kit 4x64MB                          Verteks  $930.44  4/5/2000
                                                                       DIMMs EDO
228 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0WA        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
230 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0XJ        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
231 Hardware 328939-B22 9.1 GB SCCSI Hard     Compaq 9.1 GB Ultra2 Hot swappable      8Q03DBJ1E0XS        Verteks  $543.78  4/5/2000
                                    Drive                 10,000 RPM Hard Drive.
257 Hardware 157866-001    Remote Insight  Compaq  Remote Insight Manager Lights    P25660EBFJ56CB        Verteks  $558.80  4/5/2000
                                    Board                      out Edition Board
267 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382300G    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
268 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382300Z    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
270 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382300B    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
272 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382300S    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
273 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382301X    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
274 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382300M    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
275 Hardware    C7150A      Photo Scanner  HP Photosmart S20XI Slide Scanner USB        SG0382304K    Egghead.com  $449.00 4/27/2000
                                                             300/2400 DPI 36 Bit
276 Hardware 3C8864-US        3Com Router   3Com OfficeConnect Netbuilder IP/IPX        4WXE100218    Egghead.com$1,200.99 4/10/2000
                                                                          Router
278 Hardware 3C8864-US        3Com Router   3Com OfficeConnect Netbuilder IP/IPX        4WXE100239    Egghead.com$1,200.99 4/10/2000
                                                                          Router
281 Hardware 3C16465A-US      3Com Switch   NCE, 3Com SSII Baseline 24 PT 10/100        7A7F006330    Egghead.com  $707.95 4/10/2000
                                                                  switch No MGMT
284 Hardware 3C16465A-US      3Com Switch   NCE, 3Com SSII Baseline 24 PT 10/100        7A7F006842    Egghead.com  $707.95 4/10/2000
                                                                  switch No MGMT
298 Hardware     67010      Label Printer                      Dymo Writer Turbo        17-0019226        Buy.com  $209.00 4/10/2000
323 Software BENTL044800 Agent Acclerator       Veritas Backup Exec NT/2000 v8.0 05-4717-9999-00436Microwarehouse  $150.00 4/10/2000
                                                               Agent Accelerator
334 Hardware c7150a#aba     Photo Scanner     S20XI photosmart slide scanner usb        SG0392302P        buy.com  $431.17 5/16/2000
                                                                   300dpi 36-bit
351 Hardware 0106-004-01    Digital video   AXIS 2100 STANDALONE DIGITAL NETWORK      00408C444473 MicroWarehouse  $468.94 5/16/2000
                                   camera                                 CAMERA
355 Hardware 0106-004-01    Digital video   AXIS 2100 STANDALONE DIGITAL NETWORK      00408C444470 MicroWarehouse  $468.94 5/16/2000
                                   camera                                 CAMERA
357 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947121926        buy.com   $76.62 5/16/2000
                                                              MIN-FULL 6-OUTLETS
358 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947121925        buy.com   $76.62 5/16/2000
                                                              MIN-FULL 6-OUTLETS
364 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947121951        buy.com   $76.62 5/16/2000
                                                              MIN-FULL 6-OUTLETS
367 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947121987        buy.com   $76.62 5/16/2000
                                                              MIN-FULL 6-OUTLETS
377 Hardware            10/100 5 Port Hub         FS105 10/100 5PT Switching Hub     FS15A03004595          Plaza  $104.86 5/26/2000
                                                                                                         Computer
                                                                                                        Sales and
                                                                                                          Service
378 Hardware            10/100 5 Port Hub         FS105 10/100 5PT Switching Hub     FS15A03004596          Plaza  $104.86 5/26/2000
                                                                                                         Computer
                                                                                                        Sales and
                                                                                                          Service
394 Hardware            HP JetDirect 170X  External Print Server Ext 10BT/RJ45 1        SG02050451        HEWLETT  $139.99 6/21/2000
                                                  PAR PORT For ethernet 10base-T                          PACKARD
                                                                        networks
395 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947122016
                                                              MIN-FULL 6-OUTLETS
396 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947122014
                                                              MIN-FULL 6-OUTLETS
397 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947121655
                                                              MIN-FULL 6-OUTLETS
398 Hardware    BF280c                UPS        BACK-UPS OFFICE 280VA STANDBY 7      NB9947122018
                                                              MIN-FULL 6-OUTLETS
399 Hardware               Compaq Monitor       TFT5000 15" 1024x768 LCD monitor      936BH34AA125
400 Hardware  BackPack     Microsolutions                         CD-RW external 19506987
401 Hardware  Presario          Compaq PC                                             1x13jd4tf55x
402 Hardware Satellite            Toshiba      Toshiba Satellite 4025 CDT Laptop         y8214918a
                                                                        computer
403 Hardware Satellite            Toshiba        Toshiba Satellite 115 CS Laptop 11648653
                                                                        computer
404 Hardware Satellite            Toshiba        Toshiba Satellite 115 CS Laptop 3641013
                                                                        computer
405 Hardware   Protege            Toshiba        Toshiba Protege Laptop computer 20453126
406 Hardware  LaserJet                 HP             HP LaserJet 4050TN printer        uscc149312
407 Hardware    PanNet            Panduit    Panduit PanNet Server Mounting Rack           wmpvs20
408 Hardware     Phone             UNIDEN                  UNIDEN 2 chanel phone 4.20022E+12
409 Hardware     Phone             UNIDEN                  UNIDEN 2 chanel phone 4.20022E+12
410 Hardware    600YGR            Gateway         Gateway 600ygr Laptop computer       BY302220891
411 Hardware      Rack                                      Server Mounting Rack
412 Hardware      Rack                                      Server Mounting Rack
413 Hardware        PC                ABE         ABE Dual CPU 400Mhz/15GB/256MB 72199
414 Hardware                                           Clear plastic drawer rack
415 Hardware                                           Clear plastic drawer rack
416 Hardware                                           Clear plastic drawer rack
417 Hardware                                                    workstation desk
418 Hardware                                                    workstation desk
419 Hardware                                                    workstation desk
420 Hardware                                                     executive chair            d9m880
421 Hardware                                                     executive chair            dm6d3h
422 Hardware                                                     executive chair            d5ftqh
423 Hardware                                                     executive chair            d2lk80
424 Hardware                                                     executive chair 2625000520
425 Hardware                                                     executive chair DRL86N
426 Hardware                                                     executive chair            D2L8K0
427 Hardware                                                     executive chair
428 Hardware                                                          Task chair 6462280
429 Hardware                                        workstation and the credenza
430 Hardware                                              Bookcase w/glass doors
431 Hardware                                                              Mantle
432 Hardware                                  2-Drawer file cabinet (legal size)
434 Hardware                                                     HP DeskJet 672C        cn84e120qd
435 Hardware                                                          Gateway PC 27968190
436 Hardware    ew5hub                                        Linksys 5 port hub 928007121
437 Hardware      995e                                GL Studioworks 17" monitor        91ckq01024
438 Hardware   kxt7880                                  Panasonic wireless phone       1ka0h002522
439 Hardware   kxt7020                                           Panasonic phone        5b1e206024
450 Hardware   APC 400                                                       UPS      eb9645392032
451 Hardware                                         Conference table w/6 chairs
452 Hardware                                             Stack of lockable boxes
453 Hardware                                                               Table
454 Hardware                                                               Table
455 Hardware                                                  Linksys 5 port hub 928003248
456 Hardware                                                  Linksys 5 port hub 928001381
457 Hardware                     Magnavox                    Magnavox TV/VCR set 63420732
458 Hardware  PowerMax             Hoover         Hoover PowerMax vacuum cleaner
459 Hardware PC Monitor               MGC                   MGC computer monitor 1296300931

------------------------------------------------------------------------------------------------------------------------------------

         "Auction Agent" trademark
         U.S. Trademark Registration Serial Number 76373995

                                   Exhibit "B"


                               Assumed Liabilities

                  Description                                          Monthly

1.                Lease   Agreement  with  1,707.72   Bartholomew   Real  Estate
                  Holdings, LLC
                  (Space)

2.                Lease Agreement 1,981.05 Road Runner
                  (Equipment)

                  Total Liabilities                                    3,688.77

                                  Exhibit "C".


                           Form of General Assignment

                               GENERAL ASSIGNMENT


         THIS ASSIGNMENT is made this ____ day of 2003, by Spot Us Technologies, Inc.("Assignor"), a Florida corporation, to Retailport.com, Inc., a Delaware corporation ("Assignee"), pursuant to that certain Reorganization Agreement between Assignor and Assignee dated , 2003.

                                                  R E C I T A L S:

         Assignor desires to assign its entire right, title, and interest in, to, certain assets (the "Purchased Assets"), which are described on Schedule A attached hereto.


                                                   OPERATIVE TERMS

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers, and conveys to Assignee, and its successors and assigns, to the extent transferable, Assignor's entire right, title, interest, and estate in, to, and under the Purchased Assets, including, without limitation, all deposits given or received thereunder.

         IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed in its name by its President on the date first written above.


WITNESSES:                                            Spot Us Technologies, Inc.


______________________________               By: /s/ Joseph M. Bartholomew
                                                  ------------------------------
                                                   Joseph M. Bartholomew
                                                   President

                                   Exhibit "D"

                          Form of Assumption Agreement

                              ASSUMPTION AGREEMENT

         THIS ASSUMPTION AGREEMENT  ("Assumption  Agreement") is made and
                                      ---------------------
entered into by Retailport.com,  Inc., a Delaware corporation
("Buyer"), pursuant to the Reorganization Agreement by and between Spot Us Technologies, Inc. (the "Seller") and Buyer, dated , 2003. All capitalized terms used in this Assumption Agreement and not otherwise defined shall have the meanings given to them in the Reorganization Agreement.

         WHEREAS, in order to induce Sellers to enter into the Reorganization Agreement, as partial consideration, Buyer (or its affiliated designee) has agreed to assume certain obligations and liabilities of Sellers as set forth in
Section 1(b) the Reorganization Agreement, and as more fully described on Exhibit "B" to the Reorganization Agreement (the "Assumed Liabilities");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, for themselves and their permitted successors and assigns, from and after the date hereof, hereby agree as follows:

         1. Effective as of the date hereof, Sellers hereby (a) delegate the Assumed Liabilities to Buyer, and (b) assign, convey and transfer to Buyer all of their rights, title and interest under or with respect to the Assumed Liabilities.

         2. Effective as of the date hereof, Buyer hereby accepts and assumes the Assumed Liabilities; provided, that nothing in this Assumption Agreement shall prevent Buyer's right to contest any liability in good faith.

         3. This Assumption Agreement is limited solely to the Assumed Liabilities, and Buyer shall not be deemed to have assumed any other debts, liabilities or obligations of the Sellers or any other person or entity by virtue of this Assumption Agreement.

         4. This Assumption Agreement shall inure to the benefit of Sellers and their respective successors and assigns, and shall be binding upon Buyer and its successors and assigns.

         5. Buyer will execute and deliver to Sellers such other instruments and documents and take such other actions as may be reasonably requested from time to time by Sellers as necessary to carry out, evidence and confirm the intended purposes of this Assumption Agreement.

         6. This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions thereof.

         7. This Assumption Agreement shall be read and construed in addition to and not to the exclusion of the Purchase Agreement or any agreement or other document delivered pursuant to the Purchase Agreement.

         8. This Assumption Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Assumption Agreement to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be executed on their behalf by a duly authorized officer this __ day of , 2003.


                                                 Retailport.com, Inc.


                                              By:
                                                  -----------------------------
                                              Its:
                                                  -----------------------------



                                                 Spot Us Technologies, Inc.


                                              By:
                                                  -----------------------------
                                              Its:
                                                  -----------------------------

                                   Exhibit "E"


                              Allocation of Assets

                                   Exhibit "F"


                              Financial Statements

                              Disclosure Schedules
                           ss.3(j) Income Tax Returns

Form 1120, U.S. Corporation Income Tax Return for period ending 12/31/00 Consolidated return by SpotUs.com, Inc. n/k/a Spot Us, Inc., Southern Pawn, Inc. and TrumpBid.com, Inc., n/k/a Spot Us Technologies, Inc.

Form 1120, U.S. Corporation Income Tax Return for period ending 12/31/01 Consolidated return by SpotUs.com, Inc. n/k/a Spot Us, Inc., Southern Pawn, Inc. and TrumpBid.com, Inc., n/k/a Spot Us Technologies, Inc.

             ss.3(k)(i) Real Property Owned by Spot Us Technologies



                                      NONE
ss.3(k)(ii) Real Property leased or subleased to Spot Us Technologies

Premises located at 950 Missouri Avenue North in Largo, Florida are leased from Bartholomew Real Estate Holdings, LLC
                          ss.3(l) Intellectual Property

         "Auction Agent" trademark
         U.S.  Trademark   Registration  Serial  Number  76373995  Filing  Date:
         February 22, 2002 Owner: SpotUs Technologies, Inc.

                     ss.3(m) Contracts and Other Agreements

         Verizon monthly yellow pages and phone service
                               ss.3(o) Litigation


                                      NONE